iMGP Global Select Fund

Summary Prospectus

Institutional Class Ticker Symbol: MSEFX	April 30, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.imgpfunds.com/documents-forms. You may also obtain this information at no cost by calling 1-800-960-0188. The Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The iMGP Global Select Fund (the “Global Select Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fund Summary	1

Fees and Expenses of the Global Select Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Global Select Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	0.80%
Other Expenses	0.44%
Interest and Dividend Expenses	0.00%

Total Other Expenses	0.44%

Total Annual Fund Operating Expenses	1.25%
Fee Waiver and/or Expense Reimbursement(1)(2)	-0.31%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	0.94%

(1)

iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Global Select Fund, has contractually agreed to limit the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2027 to an annual rate of 0.98%% on the first $750 million of the Global Select Fund’s assets (the “Operating Expense Limitation”). This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

(2)

iM Global has separately contractually agreed through April 30, 2027 to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Fund’s daily net assets retained by iM Global is 0.40% on the first $750 million of assets and 0.30% on assets over $750 million. This agreement may be terminated at any time by the Board of the Trust upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Global Select Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Global Select Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Select Fund’s operating expenses remain the same. The cost for the Global Select Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$96	$298	$590	$1,420

Portfolio Turnover

The Global Select Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Global Select Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Select Fund’s performance. During the most recent fiscal year, the Global Select Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Strategies

The Global Select Fund invests in the securities of companies that the sub-advisors to the Global Select Fund (each, a “manager” or “sub-advisor”) believe have strong appreciation potential. The Advisor believes that giving highly disciplined

2	Litman Gregory Funds Trust

managers latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the Global Select Fund to seek skilled managers, give them broad flexibility, limit them to their highest-conviction ideas and create diversification at the overall fund level by choosing managers with complementary styles, which the Advisor believes also should reduce risk. The Advisor is responsible for recommending which sub-advisors to hire or remove. Before hiring a sub-advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.

There is no minimum or maximum allocation of the Global Select Fund’s portfolio assets to each sub-advisor. The Advisor is responsible for establishing the target allocation of the Global Select Fund’s assets to each manager based on the Advisor’s goal of maintaining a balance of investment styles (growth, value, and blend) and market capitalization exposure (large-cap, mid-cap and small-cap companies) and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of the Global Select Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor based on the amount of deviation from pre-established target allocation ranges and the Advisor’s assessment of market conditions and investment opportunities available to each sub-advisor. The Advisor monitors the individual portfolios managed by the sub-advisors to ensure that the overall portfolio does not include any unintentional over-weights to market capitalization levels, sectors, industries or individual securities. Under normal conditions, each sub-advisor manages a portion of the Global Select Fund’s assets by independently managing a portfolio typically composed of at least 10, but not more than 35 stocks (resulting in total Fund holdings of 20 to 70 different stocks).

Under normal market conditions, the Global Select Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Typically, the Fund invests between 25%-75% in equity securities of U.S. companies and between 25-75% of its net assets in equity securities of non-U.S. companies. The specific allocation to U.S. and non-U.S. securities will vary from time to time based on the sub-advisors’ assessment of domestic and international market conditions. An issuer is considered to be “located” in a particular country on the basis of its domicile, its principal place of business or headquarters, its primary stock exchange listing, and/or the primary source of its revenues (i.e., at least 50% of its revenues are generated in that country). There is no minimum portion of the Global Select Fund’s assets required to be invested in any single country, but the Global Select Fund will invest more than 25% of its assets, and typically a much higher percentage, in non-U.S. countries. The Global Select Fund may invest in emerging markets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. An emerging market country includes any country that is included in the MSCI Emerging Markets Index, considered to be an emerging market country by the World Bank, the International Finance Corporation, or the United Nations, or other countries or markets that the Sub-Advisor identifies as having similar emerging markets characteristics. Each sub-advisor may, at its discretion, invest in foreign currencies or use currency futures or forwards to hedge the currency risk of holding non-U.S. Dollar denominated securities.

Securities in which the Global Select Fund may invest include predominantly equity securities (common stocks). The Global Select Fund may focus its investments in certain sectors – including, but not limited to, the finance, technology and healthcare sectors – from time to time as a result of the implementation of the Global Select Fund’s investment strategy by the sub-advisors, but sector focus is not a principal strategy of the Fund. Investment in a sector typically includes investment in multiple industries within a sector. The Fund invests in securities of all sizes, but typically focuses on the securities of large companies, as measured by market capitalization at the time of acquisition.

The Global Select Fund’s two sub-advisors emphasize different stock-picking styles and invest primarily in large-cap stocks. The Fund’s two sub-advised portfolios can generally be described as: (1) global large cap growth and (2) global large cap value, with target allocations to each portfolio as indicated in the following table:

SUB- ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Polen Capital Management, LLC (“Polen Capital”)	50%	Large-sized companies	Growth
Scharf Investments, LLC (“Scharf”)	50%	All sizes, but mostly large-sized companies	Value

Fund Summary	3

The Global Select Fund’s large cap growth strategy managed by Polen Capital focuses on investments in large capitalization companies (market capitalizations greater than $10 billion at the time of purchase) that are located anywhere in the world, including companies in both developed and emerging markets, and, in Polen Capital’s opinion, have a sustainable competitive advantage. Polen Capital uses an intensive fundamental research process to identify companies that it believes have certain attractive characteristics, which typically reflect an underlying competitive advantage, focusing on five principal “guardrails”, including (i) return on equity, (ii) strong earnings growth and free cash flow generation, (iii) strong balance sheets, (iv) stable or growing profit margins, and (v) organic revenue growth, to narrow down the broad universe to the types of businesses in which the Global Select Fund will invest. The Global Select Fund’s large cap growth strategy invests in high-quality large capitalization growth companies that Polen Capital believes have a competitive advantage within an industry and can deliver sustainable, above-average earnings growth.

The Global Select Fund’s global large cap value strategy managed by Scharf invests in equity securities of companies of all size market capitalizations, with a focus on large capitalization companies. Scharf utilizes five key elements in its equity investment philosophy: (i) low valuation, (ii) discount to fair value, (iii) investment flexibility, (iv) focus and (v) long-term perspective. Through a proprietary screening process, Scharf seeks to identify investments with low valuations combined with growing earnings, cash flow and/or book value, which Scharf describes as “growth stocks at value prices.” Scharf targets companies it can purchase at a 30% discount due to temporary market mispricing and considers certain factors, including, among others, a company’s market conditions and earnings stream, to determine whether a low valuation is temporary and therefore a candidate for investment, or structural and reflecting a larger underlying issue that would make an investment unattractive.

Each sub-advisor applies its investment process when determining when a security may be sold. Generally, a security may be sold: (1) if the sub-advisor believes the security’s market price exceeds the its estimate of intrinsic value; (2) if the sub-advisor’s view of the business fundamentals (profitability, balance sheet stability, product acceptance, competitive advantages) or management of the underlying company changes; (3) if a more attractive investment in terms of long-term growth potential is found; (4) if general market conditions that may include changes in employment rates, interest rate fluctuations, changes in fiscal policies, changes in regulations and other factors trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Global Select Fund. An investment in the Global Select Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Global Select Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Global Select Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

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Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

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Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Global Select Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

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Emerging Markets Risk. This is the risk that the value of the Global Select Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed

4	Litman Gregory Funds Trust

countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

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Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Global Select Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

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Market Risk. The value of the Global Select Fund’s shares will fluctuate based on the performance of the Global Select Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Global Select Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Global Select Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, tariffs, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

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Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Global Select Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

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U.S. Trade Policy Risk: The U.S. presidential administration has recently enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Global Select Fund.

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Mid-Sized Companies Risk. Securities of companies with mid-sized market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Mid-sized companies may have relatively short operating histories or may be newer public companies.

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Multi-Management Risk. Because portions of the Global Select Fund’s assets are managed by different portfolio managers using different styles, the Global Select Fund could experience overlapping security transactions that could lead to unintended concentration in certain securities. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses and tax inefficiencies compared to using a single investment manager.

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Active Management Risk. The Global Select Fund is actively managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

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Large Shareholder Purchase and Redemption Risk. The Global Select Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Global Select Fund. Such large shareholder redemptions may cause the Global Select Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Global Select Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Global Select Fund’s performance to the extent that the Global Select Fund is delayed in investing new cash and

Fund Summary	5

is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Global Select Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Global Select Fund’s expense ratio.

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Europe Investing Risk. The Global Select Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the decision by the UK to withdraw from the EU (an event commonly known as “Brexit”). There continues to be uncertainty surrounding the ultimate impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe.

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Sector Weightings Risk. Although sector focus is not a principal strategy of the Global Select Fund, the Global Select Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the Global Select Fund emphasizes investments in a particular sector, the Global Select Fund has the potential to be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Global Select Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

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Financial Sector Risk. The Global Select Fund may invest a significant portion of its assets in the financial sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

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Technology Sector Risk. The Global Select Fund may invest a significant portion of its assets in the technology sector. Technology companies face competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

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Healthcare Sector Risk. The Global Select Fund may invest a significant portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

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Investment Selection Risk. The specific investments held in the Global Select Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities. This risk may be greater for multi-manager funds compared to funds with a single manager.

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Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Global Select Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Global Select Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Global Select Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

6	Litman Gregory Funds Trust

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Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or a sub-advisor’s control, including instances at third parties. The Global Select Fund, the Advisor and each sub-advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

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Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Global Select Fund or that could adversely impact the Fund’s performance.

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Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or that security’s value may decrease.

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Growth Investing Risk. Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on the future expectations of the economy and the stock’s issuing company.

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Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if the value of the collateral decreases. As a result, the value of the Fund shares may fall.

Performance

The following performance information provides some indication of the risks of investing in the Global Select Fund. The bar chart shows changes in the performance of the Global Select Fund’s Institutional Class shares from year to year. The table below shows how the Global Select Fund’s average annual total returns of the Institutional Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Global Select Fund will perform in the future. Updated performance information is available on the Global Select Fund’s website at www.imgp.com.

Global Select Fund

Institutional Class Calendar Year Total Returns

as of December 31

Fund Summary	7

During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest:	22.68%	Quarter ended June 30, 2020
Lowest:	-24.62%	Quarter ended March 31, 2020

Average Annual Total Returns (for the periods ended December 31, 2025)
Global Select Fund	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	5.15%	2.24%	7.61%
Return After Taxes on Distributions	4.33%	-0.43%	5.04%
Return After Taxes on Distributions and Sale of Fund Shares	3.62%	1.42%	5.73%
MSCI World Index
(reflects no deduction for fees, expenses or taxes)	21.09%	12.15%	12.17%
Morningstar Global Large-Stock Blend Category
(reflects net performance of funds in this group)	19.16%	8.84%	9.85%

The Global Select Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Global Select Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management
INVESTMENT ADVISOR

iM Global Partner Fund Management, LLC
SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE GLOBAL SELECT FUND SINCE:

Polen Capital Management, LLC	Damon Ficklin, Head of Team, Portfolio Manager Quality Growth	2022

	Stephen Atkins, CFA, Portfolio Manager and Analyst, Quality Growth	July 2025
Scharf Investments, LLC	Brian A. Krawez, President, Investment Committee Chairman and Lead Equity Manager	2022

	Gabe Houston, Investment Committee Member, Senior Research Analyst	2022

8	Litman Gregory Funds Trust

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for the Fund are shown below.

Fund/Type of Account	Minimum Initial Investment(1)	Minimum Additional Investment	Minimum Account Balance
Global Select Fund
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

(1)

The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Fund or the distributor of the Fund and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time. The Fund reserves the right to close purchases to new investors at any time.

Tax Information

Depending on the character of income distributed, the Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary ( as a bank), the Fund and/or iM Global may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary	9